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                                  ISDA (R) 1992
                                  -------------


                         (Multicurrency--Cross Border)

                                     ISDA(R)
                  International Swap Dealers Association. Inc.
                                MASTER AGREEMENT


                    dated as of _____________________________


BANK OF AMERICA, N.A.      and     WELLS FARGO BANK, N.A., AS
                                   SUPPLEMENTAL INTEREST TRUST
                                  TRUSTEE, ON BEHALF OF BANC OF
                                      AMERICA FUNDING 2007-C
                                  SUPPLEMENTAL INTEREST TRUST

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


        Copyright (C)1992 by International Swap Dealers Association, Inc.

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(b) Change of  Account.  Either  party may change its  account  for  receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable:--

     (i) in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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     (ii) Liability. If:--

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a) Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

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(b) Absence of Certain Events. No Event of Default or Potential Event of Default
or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation; and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) Credit Support Default.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

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     described) in respect of such party,  any Credit  Support  Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

          (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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Upon Merger if the event is  specified  pursuant to (iv) below or an  Additional
Termination Event if the event is specified pursuant to (v) below:--

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) Transfer to Avoid  Termination  Event.  If either an Illegality  under
     Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) Right to Terminate. If:--

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

     (c) Effect of Designation.

          (i) If notice  designating  an Early  Termination  Date is given under
          Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

          (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

     (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs. the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) Events of Default. If the Early Termination Date results from an Event of Default:--

          (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

          Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2) Two Affected Parties. If there are two Affected Parties:--

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7. Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into this Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(dF) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment  thereof  for the time  being in force)  nor will the  bringing  of
Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b). "Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section  2(b),  in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and


(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


BANK OF AMERICA, N.A.                         WELLS FARGO BANK, N.A., AS
                                              SUPPLEMENTAL INTEREST TRUST
                                              TRUSTEE, ON BEHALF OF BANC
                                              OF AMERICA FUNDING 2007-C
                                              SUPPLEMENTAL INTEREST TRUST

...............................                ..................................
       (Name of Party)                              (Name of Party)


By:                                           By
 .............................                  ................................

Name:                                         Name:

Title:                                        Title:

Date:                                         Date:

                                    SCHEDULE

                                     to the

                                Master Agreement
                          (Multicurrency-Cross Border)

                                   dated as of
                                 April 30, 2007

                                     between

    BANK OF AMERICA, N.A., a national banking association organized under the laws of the United States
                                   ("Party A")

                                       and

      WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
            SUPPLEMENTAL INTEREST TRUST TRUSTEE, ON BEHALF OF BANC OF
               AMERICA FUNDING 2007-C SUPPLEMENTAL INTEREST TRUST
                               a common law trust
         organized and existing under the laws of the State of New York
                                   ("Party B")


                                     Part 1
                                   Definitions

     Capitalized terms used herein and not otherwise defined shall have the meaning specified in that certain Pooling and Servicing Agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement") among Banc of America Funding Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as trustee. For the avoidance of doubt, references herein to a particular "Section" of this Agreement are references to the corresponding sections of the Master Agreement.

                             Termination Provisions

In this Agreement:

(a) "Specified Entity" means in relation to Party A for the purpose of:

          Section 5(a)(v),          Not Applicable
          Section 5(a)(vi),         Not Applicable
          Section 5(a)(vii),        Not Applicable
          Section 5(b)(iv),         Not Applicable

         in relation to Party B for the purpose of:

         Section 5(a)(v),           Not Applicable

         Section 5(a)(vi),          Not Applicable
         Section 5(a)(vii),         Not Applicable
         Section 5(b)(iv),          Not Applicable

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) Application of Events of Default. The provisions of Section 5(a) of this Agreement will apply to Party A and Party B as follows:


     Section 5(a)                          Party A                 Party B
     ------------                          -------                 -------
     (i)    "Failure to Pay or Deliver"    Applicable (except as   Applicable.
                                           provided below in
                                           Part 1(e)(i)).

     (ii)   "Breach of Agreement"          Applicable.             Not Applicable.

     (iii)  "Credit Support Default"       Applicable (except as   Applicable (only to the
                                           provided below in       extent described
                                           Part 1(e)(i).           below in Part 1(d)(i)).

     (iv)   "Misrepresentation"            Applicable.             Not Applicable.

     (v)    "Default Under Specified       Applicable.             Not Applicable.
            Transaction"

     (vi)   "Cross-Default"                Applicable.             Not Applicable.

     (vii)  "Bankruptcy"                   Applicable.             Applicable (only to the
                                                                   extent described below in
                                                                   Part 1(d)(ii)).

     (viii) "Merger  Without               Applicable.
            Assumption"                                            Applicable.

(d) (i) Section 5(a)(iii)(1) will apply in respect of Party B's obligations under Paragraph 3(b) of any credit support annex from time to time entered into between Party A and Party B in relation to this Agreement.

     (ii) With respect to Party B only (and the related Confirmation only), the provisions of Section 5(a)(vii) clauses (2), (7) and (9) will not be applicable as an Event of Default; clause (4) will not apply to Party B to the extent that it refers to proceedings or petitions instituted or presented by Party A or any of its Affiliates; clause(6) will not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Pooling and Servicing Agreement or (ii) any appointment that Party B has not become subject to); clause (8) will not apply to Party B only to the extent Section 5(a)(vii)(2),(4),(6) and (7) do not apply to Party B)

(e) (i) Notwithstanding Sections 5(a)(i) and 5(a)(iii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under any credit support annex from time to time entered into between Party A and Party B in relation to this Agreement shall not be an

     Event of Default unless (A) the Second Rating Trigger Requirements (defined below) apply and at least 30 Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

     (ii) With respect to Section 5(a)(vi):

     "Specified Indebtedness" will have the meaning specified in Section 14, provided that Specified Indebtedness shall not include deposits received in the course of a party's ordinary banking business.

     "Threshold Amount" means, with respect to Party A, 3% of shareholders' equity of Bank of America Corporation as described in its most recently published audited financial statements or its equivalent in any currency (excluding deposits).

(f) Application of Events of Termination Events. The provisions of Section 5(b) of this Agreement will apply to Party A and Party B as follows:


     Section 5(b)                      Party A                 Party B
     ------------                      -------                 -------

     (i)    "Illegality"               Applicable.             Applicable.

     (ii)   "Tax Event"                Applicable.             Applicable.

     (iii)  "Tax Event Upon Merger"    Applicable.             Applicable.

     (iv)   "Credit Event Upon         Not Applicable.         Not Applicable.
            Merger"

(g) Section 5(b)(ii) will apply, provided that the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)" shall be deleted

(h) Notwithstanding Section 5(b)(iii), Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event Upon Merger in respect of which it is the Affected Party.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to either Party A or to Party B.

(j)  Payments  on Early  Termination.  For the  purpose of Section  6(e) of this
     Agreement:

     Market Quotation will apply and the Second Method will apply; provided, however, with respect to an early termination in which Party A is the Defaulting Party or sole Affected Party in respect of an Additional Termination Event or Tax Event Upon Merger, notwithstanding Section 6 of this Agreement, the following amendment to Agreement set forth in paragraphs (i) to (vi) below shall apply:

     (i) The definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

     ""Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions)."

     (ii) The definition of "Settlement Amount" shall be deleted in its entirety and replaced with the following:

     "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, provided that:

     (a) If, on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated (or such later day as Party B may specify in writing to Party A), which in any event will not be (but in either case no later than the Early Termination Date) (such day, the "Latest Settlement Amount Determination Day"), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotation; and

     (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the Latest Settlement Amount Determination Day, and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

     (iii) For the purpose of paragraph (4) of the definition of Market Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

     (iv) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations

     (v) if Party B requests  Party A in writing  to obtain  Market  Quotations,
     Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

     (vi) If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

     "Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions,
     (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, Provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1).".

(k) "Termination Currency" means United States Dollars.

(l) Additional Termination Event will apply. Each of the following events shall constitute an Additional Termination Event hereunder:

     (i) A termination pursuant to Section 10.01 of the Pooling and Servicing Agreement. For purposes of Section 6 of this Agreement, Party B shall be the sole Affected Party.

     (ii) An amendment and/or supplement to the Pooling and Servicing Agreement is made without the prior written consent of Party A, where such consent is required (such consent not to be unreasonably withheld), if such amendment and/or supplement would materially and adversely affect Party A. For purposes of Section 6 of this Agreement, Party B shall be the sole Affected Party.

     (iii) Downgrade of Party A. The following shall constitute an Additional Termination Event in which Party A is the sole Affected Party:

          (A) S&P Downgrade. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) Party A's rights and obligations under this Agreement and all Confirmations to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 30 calendar days after the occurrence of a Ratings Event, Party A shall post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex attached hereto. Notwithstanding the posting of Eligible

          Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations under this Agreement to an acceptable third party; provided, however, that Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. For the purpose of this
          Part 1(l), a "Ratings Event" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A cease to be at least A and A-1 (or, if Party A does not have a short-term rating, its long-term senior unsecured debt rating ceases to be at least A+) by Standard & Poor's Ratings Service or any successor thereto ("S&P"), to the extent such obligations are rated by S&P. "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P has confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. In addition, if the long-term unsecured and unsubordinated debt rating of Party A ceases to be at least BBB- or is withdrawn by S&P, then Party A shall (at its own cost), while continuing to post collateral, (A) within 10 Local Business Days of such event use reasonable efforts to transfer Party A's rights and obligations under this Agreement to another party, subject to satisfaction of the Rating Agency Condition or (B) obtain a guaranty or contingent agreement of another person, which has the ratings set forth in the definition of "Ratings Event" to honor Party A's obligations under this Agreement, subject to satisfaction of the Rating Agency Condition. The failure by Party A to post Eligible
          Collateral in accordance herewith or to transfer its rights and obligations hereunder or obtain a guarantee shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

          (B) Moody's First Rating Trigger Collateral. Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex from time to time entered into between Party A and Party B in relation to this
          Agreement and either (x) the Moody's Second Rating Trigger Requirements do not apply or (y) less than 30 Local Business Days have elapsed since the last time the Moody's Second Rating Trigger Requirements did not apply.

          (C) Moody's Second Rating Trigger Replacement. (x) The Moody's Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Moody's Second Rating Trigger Requirements did not apply and (y) (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(k) below and/or (ii) at least one entity with the Moody's First Trigger Required Ratings and/or the Moody's Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

          "Eligible Guarantee" means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for tax or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required. Such Eligible Guarantee shall be subject to the Rating Agency Condition with respect to S&P.

          "Eligible Replacement" means an entity (A) (i) with the Moody's First Trigger Required Ratings and/or the Moody's Second Trigger Required Ratings and (ii) with the S&P First Trigger Required Ratings and that is the subject of a legal opinion given by a law firm confirming that none of its payments to Party B will be subject to withholding for tax or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with (i) the Moody's First Trigger Required Ratings and/or the Moody's Second Trigger Required Ratings and (ii) the S&P First Trigger Required Ratings.

          "Firm Offer" means an offer which, when made, was capable of becoming legally binding upon acceptance.

          "Moody's Short-term Rating" means a rating assigned by Moody's under its short-term rating scale in respect of an entity's short-term, unsecured and unsubordinated debt obligations.

          "S&P  Short-term  Rating"  means a rating  assigned  by S&P  under its
          short-term  rating  scale  in  respect  of  an  entity's   short-term,
          unsecured and unsubordinated debt obligations.

          "Relevant  Entities" means Party A and any guarantor under an Eligible
          Guarantee   in  respect  of  all  of  Party  A's  present  and  future obligations under this Agreement.

          An entity shall have the "Moody's First Trigger Required Ratings" (x) where such entity is the subject of a Moody's Short-term Rating, if such rating is "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated "A2" or above by Moody's and
          (y) where such entity is not the subject of a Moody's Short-term Rating, if its long-term, unsecured and unsubordinated debt obligations are rated "A1" or above by Moody's. An entity shall have the "S&P First Trigger Required Ratings" (x) where such entity is the subject of a S&P Short-term Rating, if such rating is "A-1" and its long-term, unsecured and unsubordinated debt obligations are rated "A" or above by S&P and (y) where such entity is not the subject of a S&P Short-term Rating, if its long-term, unsecured and unsubordinated debt obligations are rated "A+" or above by S&P.

          The "Moody's Second Rating Trigger Requirements" shall apply so long as no Relevant Entity has the Second Trigger Required Ratings.

          An entity shall have the "Moody's Second Trigger Required Ratings" (x) where such entity is the subject of a Moody's Short-term Rating, if such rating is "Prime-2" or above and its long-term, unsecured and unsubordinated debt obligations are rated "A3" or above by Moody's and
          (y) where such entity is not the subject of a Moody's Short-term Rating, if its long-term, unsecured and unsubordinated debt obligations are rated "A3" or above by Moody's.

          So long as the Moody's Second Rating Trigger Requirements apply and Party A does not have the S&P Second Trigger Required Ratings, Party A will at its own cost use commercially reasonable efforts to, as soon as reasonably practicable, procure either (x) an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement to be provided by a guarantor with (i) the Moody's First Trigger Required Ratings and/or the Moody's Second Trigger Required
          Ratings and (ii) the S&P First Trigger Required Ratings or (y) a transfer in accordance with Part 5(k)(ii) below.

          An entity shall have the "S&P Second Trigger Required Ratings" if its long-term, unsecured and unsubordinated debt obligations are rated "BBB-" or above by S&P.

                                     Part 2
                               Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section

     4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
     Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the following representations:

     (i) It is a "U.S. Person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations for United States federal income tax purposes and an "Exempt recipient" (within the meaning of Section 1.6049-4(c)(1)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

     (ii) It is a New York law common trust and it is a "U.S Person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations for United States federal income tax purposes and an "Exempt recipient" (within the meaning of Section 1.6049-4(c)(1)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

                                     Part 3
                         Agreement to Deliver Documents

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each Party agrees to deliver the following documents as applicable:

(a) Tax forms, documents or certificates to be delivered are:

------------------------------------------------------------------------------------------------------------------------------------
     Party Required to deliver
             Document                Form/Document/Certificate                        Date by which to Delivered
====================================================================================================================================
Party A/Party B.                                                                     (i) Before the first Payment Date under this
                                    Any document reasonably requested to allow the   Agreement, (ii) promptly upon reasonable demand
                                    other party to make payments under this          and (iii) promptly upon learning that any such
                                    Agreement without deduction or withholding for   form previously provided has become obsolete or
                                    or on the account of any tax.                    incorrect.


------------------------------------------------------------------------------------------------------------------------------------

(b) Other documents to be delivered are:

------------------------------------------------------------------------------------------------------------------------------------
Party Required to          Form/Document/                                      Date by which to be               Covered by Section
deliver Document           Certificate                                             Delivered                             3(d)
                                                                                                                     Representation
====================================================================================================================================
Party B.                 Credit Support Document, if any, specified in Part 4 Concurrently with the execution                 Yes.
                         hereof, such Credit Support Document being duly      of this Agreement.
                         executed if required.
------------------------------------------------------------------------------------------------------------------------------------
Party A/Party B.         Incumbency certificate or other documents evidencing Concurrently with the execution                 Yes.
                         the authority of the party entering into this        of this Agreement or of any other
                         Agreement or any other document executed in          documents executed in connection
                         connection with this Agreement.                      with this Agreement.
------------------------------------------------------------------------------------------------------------------------------------
Party B.                 Monthly statement setting forth the information      To be made available on                         Yes.
                         specified in Section 5.04 of the Pooling and         www.ctslink.com on each
                         Servicing Agreement                                  Distribution Date.
------------------------------------------------------------------------------------------------------------------------------------
Party A and Party B.     Legal opinion from counsel (which may be in house    Concurrently with the execution                 No.
                         counsel) concerning due authorization,               of this Agreement.
                         enforceability and related matters, addressed to the
                         other party and acceptable to such other party.
------------------------------------------------------------------------------------------------------------------------------------
Party A and Party B.     Certified copies of all corporate, partnership or    Upon execution and delivery of                   Yes
                         membership authorizations, as the case may
                         be, and this Agreement any other documents
                         with respect to the execution, delivery and
                         performance of this Agreement and any Credit
                         Support Document
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Party Required to          Form/Document/                                      Date by which to be               Covered by Section
deliver Document           Certificate                                             Delivered                             3(d)
                                                                                                                     Representation
====================================================================================================================================
Party A.                 Annual Report of Bank of America Corporation          To be made available on                   Yes
                         containing audited, consolidated financial            www.bankofamerica.com/investor/ as
                                                                               -------------------------------
                         statements certified by independent certified         soon as available and in any event
                         public accountants and prepared in accordance with    within 90 days after the end of
                         generally accepted accounting principles in the       each fiscal year of Party A
                         country in which such party is organized
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Yes
Party A.                 Quarterly Financial Statements of Bank of America     To be made available on
                         Corporation containing unaudited, consolidated        www.bankofamerica.com/investor/ as
                         financial statements of such party's fiscal quarter   soon as available and in any event
                         prepared in accordance with generally accepted        within 30 days after the end of
                         accounting principles in the country in which such    each fiscal quarter of Party A
                         party is organized
------------------------------------------------------------------------------------------------------------------------------------
Party A                  FFIEC Consolidated Report of Condition for Insured    To be made available on                   Yes
                         Commercial and State-Chartered Savings Banks ("Call   http://www2.fdic.gov/Call TFR Rpts
                         Report") of Bank of America, N.A.                     after the end of each fiscal
                                                                               quarter of Bank of America, N.A.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                  [remainder of page intentionally left blank]

                                     Part 4
                                  Miscellaneous

(a)  Addresses for Notices: For the purpose of Section 12(a) of this Agreement:

     Address for notices or communications to Party A:

     Bank of America, N.A.
     Sears Tower
     233 South Wacker Drive, Suite 2800
     Chicago, IL 60606
     Attention:  Swap Operations
     Telephone No.:  312-234-2732
     Facsimile No.:  866-255-1444

     with a copy to:

     Bank of America, N.A.
     100 N. Tryon St., NC1-007-13-01
     Charlotte, North Carolina  28255
     Attention:  Global Markets Trading Agreements
     Facsimile No.:  704-386-4113

     (For all purposes).


     Address for notices or communications to Party B:

         c/o Wells Fargo Bank, N.A.
         9062 Old Annapolis Road
         Columbia, MD 21045
         Attention:  Client Manager - BAFC 2007-C
         Telephone No.: 410.884.2000
         Facsimile No.: 410.715.2380

     (For all purposes).

(b)  Process Agent. For the purpose of Section 13(c):

     Party A appoints as its Process Agent:  Not Applicable.

     Party B appoints as its Process Agent:  Not Applicable.

(c)  Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)  Multibranch Party. For the purpose of Section 10(c) of this Agreement:

     Party A is a Multibranch Party and may act through its Charlotte, North Carolina, Chicago, Illinois, San Francisco, California, New York, New York, Boston, Massachusetts or London, England Office, or such other Office as may be agreed to by the parties in connection with a Transaction.

     Party B is not a Multibranch Party.

(e)  Calculation Agent. The Calculation Agent is Party A.

(f)  Credit Support Document. Details of any Credit Support Document:

     Each of the following, as amended, extended, supplemented or otherwise modified in writing from time to time, is a "Credit Support Document":

     Party A: the 1994 ISDA Credit Support Annex and paragraph 13 thereto dated as of the date hereof and attached hereto and any Eligible Guarantee.

     Party B: the 1994 ISDA Credit Support Annex and paragraph 13 thereto dated as of the date hereof and attached hereto.

(g)  Credit Support Provider.

     Credit Support Provider means in relation to Party A, the guarantor under any Eligible Guarantee.

     Credit Support Provider means in relation to Party B, Not Applicable.

(h) Governing Law. This Agreement and any and all controversies arising out of or in relation to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its conflict of laws provisions).

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) shall apply to all Transactions.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.


                                     Part 5
                                Other Provisions

(a) Representations. Section 3(a)(iii) is hereby amended by inserting the words "or investment policies, or guidelines, procedures, or restrictions," immediately following the word "documents."

(b) Financial Statements. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period:

     "or, in the case of financial statements, a fair presentation of the financial condition of the relevant party."

(c) Additional Representations. For purposes of Section 3, the following shall be added, immediately following paragraph (f) thereto:

     (g) It is an "eligible contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended.

     (h) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

     (i) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

     (j) It is entering into this Agreement and each Transaction as principal and not as agent of any person.

     In addition, the parties each represent that:

          Non-Reliance.   Each  party  represents  to  the  other  party  (which
          representation will be deemed to be repeated by each party on each date on which a Transaction is entered into or amended, extended or otherwise modified) that: (1) it is acting for its own account and has made its own independent decisions to enter into this Agreement and any Transaction hereunder and as to whether this Agreement and any Transaction hereunder is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary; (2) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Agreement or any Transaction hereunder, it being understood that information and explanations related to the terms and conditions of this Agreement and any Transaction hereunder shall not be considered investment advice or a recommendation to enter into this Agreement or any Transaction hereunder; (3) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of any Transaction hereunder; and (4) it is capable of evaluation and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of that Transaction; and (5) it is capable of assuming, and assumes, the financial and other risks of that Transaction.

     In addition, Party B represents that:

          ERISA. It: (1) is not, does not constitute part of and is not using as a source of funds for any Transaction any assets of (x) an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA, (y) a "plan" within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the "Tax Code"), subject to Section 4975 of the Tax Code, or (z) a "governmental plan" or a "church plan" as defined in Sections 3(32) and 3(33) of ERISA, respectively, subject to federal, state, local or other laws substantially similar to Title I of ERISA or Section 4975 of the Tax Code ("Similar Laws") (any such "employee benefit plan" or "plan," a "Plan"); (2) is not, as to this Agreement and any Credit Support Document (as applicable), a "fiduciary" to a Plan within the meaning of Section 3(21) of ERISA, Section 4975(d)(3) of the Tax Code or similar provisions under Similar Laws; and (3) is not handling, managing or controlling "plan assets" within the meaning of 29 C.F.R. 2510.3-101 (or similar provisions under Similar Laws) with respect to any Transaction. It is not, and is not controlled by, an "investment company" within the meaning of, and is not required to register as an "investment company" under, the Investment Company Act of 1940, as amended.

     In addition, Party A represents that:

          Pari Passu: Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

(d) Method of Notice. Section 12(a)(ii) of this Agreement is deleted in its entirety.

(e)  Set-off.

     (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 2(c),
          Section 6, Part 1(j)(vi) or Paragraph 8 of the Credit Support Annex.

     (ii) Section 6(e) shall be amended by the deletion of the following sentence; "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(f) Escrow. If by reason of the time difference between the cities in which payments are to be made, it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may, at its option and in its sole discretion, notify the other party that payments on that date are to be made in escrow. In this case, deposit of the payment due earlier on that date shall be made by 2:00 p.m. (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party (and reasonably acceptable to the notified party), accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it in escrow. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 a.m. local time on that day) if that payment is not released by 5:00 p.m. local time on the date it is deposited for any reason, other than the intended recipient's failure to make the escrow deposit it is required to make hereunder in a timely fashion.

(g) Recording of Conversations. Each party to this Agreement (i) consents to the recording of telephone conversations between the trading and marketing personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(h) Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREUNDER.

(i) Definitions. Capitalized terms used within this Agreement or in the Confirmations to the Transaction but not defined herein or therein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

(j)  Additional Acknowledgments and Agreements of the Parties.

     (i) No Amendment without Prior Confirmation by Rating Agencies. Section 9(b) of this Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Rating Agencies confirm that such amendment will not cause the reduction, suspension or withdrawal of the then current rating on any of the Certificates, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in the Agreement (in which case copies of such proposed amendment will be provided to the Rating Agencies prior to the effectiveness of such amendment)."

     (ii) Consent by Party A to Amendments to Certain Documents. Before any amendment or supplement is made to the Pooling and Servicing Agreement and/or any other Transaction Document which would adversely affect any of Party A's rights or obligations under this Agreement, or modify the obligations of or impair the ability of Party B to fully perform any of Party B's obligations under this Agreement, Party B shall provide Party A with a copy of the proposed amendment or supplement and shall obtain the written consent of Party A (which consent shall not be unreasonably withheld) to such amendment or supplement prior to its adoption, as well as satisfaction of the Rating Agency Condition. For the avoidance of doubt, any Transaction Document may be amended, supplemented or otherwise modified in accordance with the terms thereof without the consent of Party A to cure any typographical error or ambiguity, provided that such actions shall not adversely affect in any respects the interests of Party A.

(k)  Transfers.

     (i)  Section 7 of this Agreement shall not apply to Party A and, subject to
          Section 6(b)(ii) and Part 5(k)(ii) below, Party A may not transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement without the prior written consent of Party B and satisfaction of Rating Agency Condition.

     (ii) Party A may (at its own cost) transfer all or substantially all of its rights and obligations with respect to this Agreement to any other entity (a "Transferee") that is an Eligible Replacement, subject to satisfaction of Rating Agency Condition with respect to S&P, provided that Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A's rights and obligations under this Agreement. Following such transfer, all references to Party A shall be deemed to be references to the Transferee and satisfaction of Rating Agency Condition.

     (iii) If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with (ii) above, Party B shall (at Party A's cost) at Party A's written request, take any reasonable steps required to be taken by it to effect such transfer and satisfaction of Rating Agency Condition.

(l)  Non-Petition.  Party A hereby  agrees  that it will not,  prior to the date which is one year and one day after all Certificates (as such term is defined in the Pooling and Servicing Agreement) issued by the Issuing Entity pursuant to the Pooling and Servicing Agreement have been paid in full, acquiesce, petition or otherwise invoke or cause Party B, or Banc of America Funding 2007-C Trust (the "Issuing Entity") to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B or the Issuing Entity under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or the Issuing Entity or any substantial part of the property of Party B or the Issuing Entity, or for the purpose of ordering the winding up or liquidation of the affairs of Party B or the Issuing Entity. Nothing herein shall prevent Party A from participating in any such proceeding once commenced.

(m) USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

(n) Limited Recourse. The obligations of Party B under this Agreement are limited recourse obligations of Party B, payable solely from the amounts provided under the Pooling and Servicing Agreement, subject to and in accordance with the terms of the Pooling and Servicing Agreement, and, following payment of such amounts, any claims of Party A against Party B shall be extinguished. It is understood that the foregoing provisions shall not (i) prevent recourse to the assets of Party B for the sums due or to become due under any security, instrument or agreement which is secured by such assets (subject to the priority of payments set forth in the Pooling and Servicing Agreement) or (ii) constitute a waiver, release or discharge of any obligation of Party B arising under this Agreement until such assets have been realized and the proceeds applied in accordance with the Pooling and Servicing Agreement, whereupon any outstanding obligation of Party B under this Agreement shall be extinguished. Notwithstanding the foregoing (or anything to the contrary in this Agreement), Party B shall be liable for its own fraud, negligence, willful misconduct and/or bad faith.

(p) Jurisdiction. Section 13(b) of this Agreement is hereby amended by: (i) deleting the word "non-" in the second line of subparagraph (i) thereof; and (ii) adding the words "except as necessary to pursue enforcement of the judgment of any such court in other jurisdictions" to the last line of subparagraph (i) thereof.

(p) Delivery of Confirmations. For each Transaction entered into hereunder, Party A shall promptly send to Party B a Confirmation (which may be via facsimile transmission). Party B agrees to respond to such Confirmation within two Local Business Days, either confirming agreement thereto or requesting a correction of any error(s) contained therein. Failure by Party A to send a Confirmation or of Party B to respond within such period shall not affect the validity or enforceability of such Transaction. Absent manifest error, there shall be a presumption that the terms contained in such Confirmation are the terms of the Transaction.

(q)  Safe Harbors. Each party to this Agreement acknowledges that:

     (i) This Agreement, including any Credit Support Document, is a "master netting agreement" as defined in the U.S. Bankruptcy Code (the "Code"), and a "netting contract" as defined in the netting provisions of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"), and this Agreement, including any Credit Support Document, and each Transaction hereunder is of a type set forth in Section 561(a)(1)-(5) of the Code;

     (ii) Party A is a "master netting agreement participant," a "financial institution," a "financial participant," a "forward contract merchant" and a "swap participant" as defined in the Code, and a "financial institution" as defined in the netting provisions of FDICIA;

     (iii) The remedies provided herein, and in any Credit Support Document, are the remedies referred to in Section 561(a), Sections 362(b)(6), (7),
          (17) and (27), and Section 362(o) of the Code, and in Section 11(e)(8)(A) and (C) of the Federal Deposit Insurance Act;

     (iv) All transfers of cash, securities or other property under or in connection with this Agreement, any Credit Support Document or any Transaction hereunder are "margin payments," "settlement payments" and "transfers" under Sections 546(e), (f), (g) or (j), and under Section 548(d)(2) of the Code; and

     (v) Each obligation under this Agreement, any Credit Support Document or any Transaction hereunder is an obligation to make a "margin payment," "settlement payment" and "payment" within the meaning of Sections 362, 560 and 561 of the Code.

(r) Tax. Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

(s)  Rating Agency Notifications.

     Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made (other than a transfer of all of Party A's rights and obligations with respect to this Agreement in accordance with Part 5(k)(ii) above) unless Moody's and S&P have been given prior written notice of such amendment, designation or transfer.

(t) Limitation of Supplemental Interest Trust Trustee's Liability. It is expressly understood and agreed by the parties hereto that insofar as this Agreement or the Confirmation is executed by Wells Fargo Bank, N.A., (i) the same is executed and delivered by it not in its individual capacity but solely as Supplemental Interest Trust Trustee under (and as defined in) the Pooling and Servicing Agreement, in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instructions set forth herein, (ii) each of the representations, undertakings and other agreements herein made on behalf of Party B is made and intended not as a personal representation, undertaking or agreement of Wells Fargo Bank, N.A., but is made and intended solely for the purpose of binding only Party B, and (iii) under no circumstances shall Wells Fargo Bank, N.A., in its individual capacity, be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty, covenant or other agreement made or undertaken by it on behalf of Party B under this Agreement or any Confirmation hereunder. Notwithstanding the foregoing (or anything to the contrary herein), Wells Fargo Bank, N.A. shall be liable for its own fraud, negligence, willful misconduct and/or bad faith

(u) Compliance with Regulation AB. In connection with the Pooling and Servicing Agreement, Party B represents that this Agreement is a derivative instrument as described in Item 1115 of Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended ("Regulation AB"), and not a credit support contract described in Item 1114 of Regulation AB.

     (a) In accordance with Regulation AB, Party A represents that: (i) the name of the derivative counterparty is Bank of America, N.A.; (ii) the organizational form of the derivative counterparty is a national banking association organized under the laws of the United States; and (iii) the general character of the business of the derivative counterparty is to be engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

     (b) Party A has been advised that the Depositor and the Issuing Entity are required under Regulation AB to disclose certain financial information regarding Party A depending on the applicable "significance percentage" of this Agreement, as calculated from time to time in accordance with Item
     1115 of Regulation AB (as discussed in the Pooling and Servicing Agreement). Party A has been advised by the Sponsor that the applicable "significance percentage" of this Agreement is less than 10% as of the date of initial issuance of the Certificates, and accordingly, no financial information regarding Party A need be disclosed as of such date in accordance with Item 1115 of Regulation AB.

     (c) If required, Party A shall provide to the Securities Administrator the applicable financial information described under Item 1115(b)(1) or (b)(2), as applicable, of Regulation AB, including agreed upon procedures letters and related consents of certified public accountants with respect thereto (the "Reg AB Information") within five (5) Local Business Days of receipt of a written request for such Reg AB Information by Party B (the "Response Period"), so long as the Sponsor has reasonably determined, in good faith, that such information is required under Regulation AB; provided, however, that if Party A, in good faith, determines that it is unable to provide the Reg AB Information within the Response Period, then, subject to the Rating Agency Condition, Party A shall use reasonable efforts to cause a Reg AB Approved Entity (as defined below) to replace Party A as party to this Agreement on terms substantially similar to this Agreement and provide the required Reg AB Information prior to the expiration of the Response Period; and provided, further, that if Party A makes such determination and is not able to cause such a replacement, an Additional Termination Event shall occur, as to which Party A shall be the sole Affected Party.

     (d) "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating Thresholds (as defined below). If Party B requests (in writing) the Reg AB Information from Party A, then Party B shall promptly (and in any event within two (2) Local Business Days of the date of the request for the Reg AB Information) provide Party A with a written explanation of how the significance percentage was calculated.

     (e) "Approved Rating Thresholds" means an entity that has a long-term and short-term senior unsecured deposit rating of at least A and A-1 by S&P and A1 and P-1 by Moody's, to the extent such obligations are rated by S&P and Moody's.

                  [remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

BANK OF AMERICA, N.A.                     WELLS FARGO BANK, N.A., AS NOT  IN ITS
                                          INDIVIDUAL  CAPACITY,  BUT  SOLELY  AS
                                          SUPPLEMENTAL  INTEREST TRUST  TRUSTEE,
                                          ON BEHALF OF BANC OF  AMERICA  FUNDING
                                          2007-C SUPPLEMENTAL INTEREST TRUST




----------------------                      ------------------------------
Name:                                       Name:
Title:                                      Title:

(Unilateral Form)                 (ISDA Agreements Subject to New York Law Only)

                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the

                                MASTER AGREEMENT


                        dated as of [ ]
                                    .................................

                                     between

  BANK OF AMERICA, N.A.                and        WELLS FARGO BANK, N.A., AS
                                                  SUPPLEMENTAL INTEREST TRUST
                                                  TRUSTEE, ON BEHALF OF BANC OF
                                                    AMERICA FUNDING 2007-C
                                                  SUPPLEMENTAL INTEREST TRUST


...........................                        ..............................

    ("Party A")                                           ("Party B")


This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1.  Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

Paragraph 3. Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Delivery Amount"
     applicable to the Pledgor for any Valuation Date will equal the amount by which:

     (i)  the Credit Support Amount

          exceeds

     (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

     (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

     (ii) the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph  4.  Conditions   Precedent,   Transfer   Timing,   Calculations   and
Substitutions

(a) Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

     (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

     (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)  Substitutions.

     (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

     (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party only will be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5. Dispute Resolution

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent and the other party (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of
(II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of
(II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

     (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

          (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

          (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

          (C)  utilizing   the   procedures   specified   in  Paragraph  13  for
               calculating the Value, if disputed, of Posted Credit Support.

     (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6. Holding and Using Posted Collateral

(a) Care of Posted Collateral. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)  Eligibility to Hold Posted Collateral; Custodians.

     (i) General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

     (ii) Failure to Satisfy Conditions. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

         (iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

     (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

     (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)  Distributions and Interest Amount.

     (i) Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

     (ii) Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7. Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

     (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

     (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

     (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8. Certain Rights and Remedies

(a) Secured Party's Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

     (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

     (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

     (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) Pledgor's Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

     (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

     (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

     (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

          (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

          (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9. Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

     (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

     (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

     (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

     (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10. Expenses

(a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11. Miscellaneous

(a) Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) Demands and Notices. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12. Definitions

As used in this Annex:--

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

     (x)  the amount of that Cash on that day; multiplied by

     (y)  the Interest Rate in effect for that day; divided by

     (z)  360.

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Other Posted Support" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

     (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

     (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

     (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

     (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation  Percentage"  means,  for  any  item  of  Eligible  Collateral,   the
percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

     (i)  Eligible Collateral or Posted Collateral that is:

          (A)  Cash, the amount thereof; and

          (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

     (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

     (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes no additional obligations with respect to Party A or Party B.

(b)  Credit Support Obligations.

     (i) "Delivery Amount" and "Return Amount" will have the meanings specified in Paragraphs 3(a) and 3(b), respectively, except that the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date" in Paragraph 3(a).

     (ii) "Credit Support Amount" (x) means the Amount required under Paragraph 13(o) (with respect to S & P); (y) has the meaning specified under the relevant definition of Ratings Criteria (in the case of Moody's First Trigger Event or Moody's Second Trigger Event); and (z) means Party B's Exposure under the Agreement to which this Annex relates (in the case of a Party A Rating Event relating to an action taken by Fitch), in each case as calculated on a daily basis by the Valuation Agent. The Credit Support Amount shall be calculated by reference to the amounts set forth in (x), (y) and (z) above which would result in Party A transferring the greatest amount of Eligible Credit Support to Party B. In circumstances where more than one of (x), (y) and (z) above would apply, the Credit Support Amount shall be calculated by reference to the amounts set forth in (x), (y) and (z) above which would result in Party A transferring the greatest amount of Eligible Credit Support.

     (iii) Eligible Collateral. The following items of collateral will qualify as "Eligible Collateral":

                           [Where Rated Liabilities are U.S. Dollar Denominated]


                                                     Valuation Percentage:*

                                               Moody's First             Moody's Second
                                               ---------------           --------------
                                               Ratings Trigger            Ratings Trigger               S&P
                                               ---------------            ---------------               ---
(A)  U.S. Dollar Cash.                               100%                       100%                     100%

(B)  EURO Cash.                                       98%                        94%                     92.5%

(C)  Sterling Cash.                                   98%                        95%                     94.1%

(D)  U.S. Treasury Securities: negotiable            100%                       100%                     98.9%
debt obligations issued by the U.S.
Treasury Department ("Treasuries")
having a fixed rate and a remaining
maturity of 1 year or less.

(E)  Treasuries having a fixed and a                 100%                   99% (1-2 yr)            98.0% (1-2 yr)
remaining maturity of greater than 1 year                                   98% (2-3 yr)            97.4% (2-3 yr)
but not more than 10 years.                                                 97% (3-5 yr)            95.5% (3-5 yr)
                                                                            96% (5-7 yr)            93.7% (5-7 yr)
                                                                            94% (7-10 yr)           92.5% (7-10 yr)

(F)  Treasuries having a fixed rate and a            100%                  90% (10-20 yr)          91.1% (10-20 yr)
remaining maturity of greater than 10                                        88% (>20 yr)            88.6% (>20 yr)
years.

(G)  Treasuries having a floating rate.              100%                        99%                 Not Eligible
                                                                                                      Collateral
(H)  Agency Securities: negotiable debt              100%                        99%                     98.5%
obligations of the Federal National
Mortgage Association (FNMA), Federal
Home Loan Mortgage Corporation
(FHLMC), Federal Home Loan Banks
(FHLB), Federal Farm Credit Banks
(FFCB), Student Loan Marketing
Association (SLMA), Tennessee Valley
Authority (TVA) (collectively, "Agency
Securities") having a fixed rate and a
remaining maturity of 1 year or less.

(I)  Agency Securities having a fixed rate           100%                   99% (1-2 yr)            97.7% (1-2 yr)
and a remaining maturity of greater than                                    98% (2-3 yr)            97.3% (2-3 yr)
1 year but not more than 5 years.                                           96% (3-5 yr)            94.5% (3-5 yr)

(J)  Agency Securities having a fixed                100%                   93% (5-7 yr)            93.1% (5-7 yr)
rate and a remaining maturity of greater                                   93% (7-10 yr)           90.7% (7-10 yr)
than 5 years but not more  than 10 years.


                                                     Valuation Percentage:*

                                               Moody's First             Moody's Second
                                               ---------------           --------------
                                               Ratings Trigger            Ratings Trigger               S&P
                                               ---------------            ---------------               ---
(K)  Agency Securities having fixed rate             100%                  89% (10-20 yr)          87.7% (10-20 yr)
and a remaining maturity of greater than                                     87% (>20 yr)            84.4% (>20 yr)
10 years but not more than 30 years.

(L)  Agency Securities having a floating             100%                        98%                 Not Eligible
rate.
                                                                                                      Collateral
(M)  Euro-Zone Government Bonds                       98%                        94%                     98.8%
(Rated Aa3 or Above by Moody's and
AAA by S&P) ("Euro-Zone Bonds")
having a fixed rate and a remaining
maturity of 1 year or less.

(N)  Euro-Zone Bonds having a fixed                   98%                   93% (1-2 yr)            97.9% (1-2 yr)
rate and a remaining maturity of greater                                    92% (2-3 yr)            97.1% (2-3 yr)
than 1 year but not more than 5 years.                                      90% (3-5 yr)            91.2% (3-5 yr)

(O)  Euro-Zone Bonds having a fixed                   98%                   89% (5-7 yr)            87.5% (5-7 yr)
rate and a remaining maturity of greater                                    88% (7-10 yr)           83.8% (7-10 yr)
than 5 years but no more than 10 years.

(P)  Euro-Zone Bonds having a fixed                   98%                  84% (10-20 yr)          75.5% (10-20 yr)
rate and a remaining maturity of greater                                    82% (>20 yr)             Not Eligible
than 10 years.
                                                                                                  Collateral (>20 yr)
(Q)  Euro-Zone Bonds having a floating                98%                        93%                 Not Eligible
rate.                                                                                                 Collateral

(R)  United Kingdom Gilts having a                    98%                        94%                 Not Eligible
fixed rate and a remaining maturity of 1                                                              Collateral
year or less.

(S)  United Kingdom Gilts having a                    98%                   93% (1-2 yr)             Not Eligible
fixed rate and a remaining maturity of                                      92% (2-3 yr)              Collateral
greater than 1 year but not more than 5 years.                              91% (3-5 yr)

(T)  United Kingdom Gilts having a                    98%                   90% (5-7 yr)             Not Eligible
fixed rate and a remaining maturity of                                      89% (7-10 yr)             Collateral
greater than 5 years but no more than 10
years.

(U)  United Kingdom Gilts having a                    98%                  86% (10-20 yr)            Not Eligible
fixed rate and a remaining maturity of                                     84% (>20 yr)              Collateral
greater than 10 years.


                                                     Valuation Percentage:*

                                               Moody's First             Moody's Second
                                               ---------------           --------------
                                               Ratings Trigger            Ratings Trigger               S&P
                                               ---------------            ---------------               ---
(V)  United Kingdom Gilts having a                    98%                        94%                 Not Eligible
floating rate.                                                                                        Collateral

(W)  FHLMC Certificates.  Mortgage                     0%                         0%                      91.5%
participation certificates issued by
FHLMC evidencing undivided interests
or participations in pools of first lien
conventional or FHA/VA residential
mortgages or deeds of trust, guaranteed
by FHLMC, and having a remaining
maturity of not more than 30 years.

(X)  FNMA Certificates.  Mortgage-                     0%                         0%                      91.5%
backed pass-through certificates issued
by FNMA evidencing undivided
interests in pools of first lien mortgages
or deeds of trust on residential
properties, guaranteed by FNMA, having
a remaining maturity of not more than
30 years.

(Y)  GNMA Certificates.  Mortgage-                     0%                         0%                      91.5%
backed pass-through certificates issued
by private entities, evidencing undivided
interests in pools of first lien mortgages
or deeds of trust on single family
residences, guaranteed by the
Government National Mortgage
Association (GNMA) with the full faith
and credit of the United States, and
having a remaining maturity of not more
than 30 years.

(Z)  Commercial Paper.  Commercial                     0%                         0%                       99%
Paper with a rating of at least P-1 by
Moody's, at least F-1 by Fitch and at
least A-1+ by S&P and having a
remaining maturity of not more than 30
days.

(ZZ)  Other.  Other items of Credit                    % to be determined         % to be determined       % to be determined
Support approved by each applicable
rating agency with such valuation
percentages as determined by each
applicable rating agency.

     * The Valuation Percentage shall equal the percentage specified under such Rating Agency's name above. If Party A is rated by more than one Rating Agency specified above, the Valuation Percentage shall equal the lowest of the applicable percentages specified above.

                                  [Where Rated Liabilities are EURO Denominated]

                                                Valuation Percentage:*


                                                              Moody's First           Moody's Second
                                                              Ratings Trigger         Ratings Trigger         S&P           Fitch
                                                              ---------------         ---------------         ---           -----
(A)  U.S. Dollar Cash.                                            98%                  94%                 Not Eligible       [ ]%
                                                                                                            Collateral
(B)  EURO Cash.                                                  100%                 100%                 Not Eligible       [ ]%
                                                                                                            Collateral
(C)  Sterling Cash.                                               99%                  97%                 Not Eligible       [ ]%
                                                                                                            Collateral
(D)  U.S. Treasury Securities:                                    98%                  94%                 Not Eligible       [ ]%
negotiable debt obligations issued by the U.S.                                                              Collateral
Treasury Department ("Treasuries")
having a fixed rate and a remaining
maturity of 1 year or less.

(E)  Treasuries having a fixed and a                              98%             93% (1-2 yr)             Not Eligible       [ ]%
remaining maturity of greater than 1 year                                         92% (2-3 yr)              Collateral
but not more than 10 years.                                                       91% (3-5 yr)
                                                                                  90% (5-7 yr)
                                                                                  88% (7-10 yr)

(F)  Treasuries having a fixed rate and                           98%            85% (10-20 yr)            Not Eligible       [ ]%
a remaining maturity of greater than 10                                          83% (>20 yr)              Collateral
years.

(G)  Treasuries having a floating rate.                           98%                  93%                 Not Eligible       [ ]%
                                                                                                            Collateral

(H)  Agency Securities: negotiable debt                           98%                  93%                 Not Eligible       [ ]%
obligations of  the Federal National                                                                        Collateral
Mortgage Association (FNMA), Federal
Home Loan Mortgage Corporation
(FHLMC), Federal Home Loan Banks
(FHLB), Federal Farm Credit Banks
(FFCB), Student Loan Marketing
Association (SLMA), Tennessee Valley
Authority (TVA) (collectively, "Agency
Securities") having a fixed rate and a
remaining maturity of 1 year or less.

(I)  Agency Securities having a fixed rate                        98%             93% (1-2 yr)             Not Eligible       [ ]%
and a remaining maturity of greater than                                          92% (2-3 yr)              Collateral
1 year but not more than 5 years.                                                 90% (3-5 yr)

(J)  Agency Securities having a fixed                             98%             89% (5-7 yr)             Not Eligible       [ ]%
rate and a remaining maturity of greater                                          87% (7-10 yr)             Collateral
than 5 years but not more than 10 years.

(K)  Agency Securities having fixed rate and a remaining          98%            84% (10-20 yr)            Not Eligible       [ ]%
maturity of greater than 10 years but not more than 30                            82% (>20 yr)              Collateral
years.

(L)  Agency Securities having a floating rate.                    98%                  92%                 Not Eligible       [ ]%
                                                                                                            Collateral


                                                Valuation Percentage:*

                                                              Moody's First           Moody's Second
                                                              Ratings Trigger         Ratings Trigger          S&P          Fitch
                                                              ---------------         ---------------          ---          -----
(M)  Euro-Zone Government Bonds                                  100%                 100%                 Not Eligible       [ ]%
(Rated Aa3 or Above by Moody's)                                                                             Collateral
("Euro-Zone Bonds") having a fixed rate
and aremaining maturity of 1 year or
less.

(N)  Euro-Zone Bonds having a fixed                              100%             99% (1-2 yr)             Not Eligible       [ ]%
rate and a remaining maturity of greater                                          98% (2-3 yr)              Collateral
than 1 year but not more than 5 years.                                            96% (3-5 yr)

(O)  Euro-Zone Bonds having a fixed                              100%             95% (5-7 yr)             Not Eligible       [ ]%
rate and a remaining maturity of greater                                          94% (7-10 yr)             Collateral
than 5 years but no more than 10 years.

(P)  Euro-Zone Bonds having a fixed                              100%            89% (10-20 yr)            Not Eligible       [ ]%
rate and a remaining maturity of greater                                         87% (>20 yr)              Collateral
than 10 years.

(Q)  Euro-Zone Bonds having a floating                           100%                  99%                 Not Eligible       [ ]%
rate.                                                                                                      Collateral

(R)  United Kingdom Gilts having a                                99%                  93%                 Not Eligible       [ ]%
fixed rate and a remaining maturity of 1                                                                    Collateral
year or less.

(S)  United Kingdom Gilts having a                                99%             93% (1-2 yr)             Not Eligible       [ ]%
fixed rate and a remaining maturity of                                            92% (2-3 yr)              Collateral
greater than 1 year but not more than 5                                           90% (3-5 yr)
years.

(T)  United Kingdom Gilts having a                                99%             89% (5-7 yr)             Not Eligible       [ ]%
fixed rate and a remaining maturity of                                            87% (7-10 yr)             Collateral
greater than 5 years but no more than 10
years.

(U)  United Kingdom Gilts having a                                99%            84% (10-20 yr)            Not Eligible       [ ]%
fixed rate and a remaining maturity of                                           82% (>20 yr)              Collateral
greater than 10 years.

(V)  United Kingdom Gilts having a                                99%                  92%                 Not Eligible       [ ]%
floating rate.                                                                                              Collateral

(W)  FHLMC Certificates.  Mortgage                                 0%                   0%                  Not Eligible       [ ]%
participation certificates issued by                                                                        Collateral
FHLMC evidencing undivided interests
or participations in pools of first lien
conventional or FHA/VA residential
mortgages or deeds of trust, guaranteed
by FHLMC, and having a remaining
maturity of not more than 30 years.


                                                Valuation Percentage:*

                                                              Moody's First      Moody's Second
                                                              Ratings Trigger    Ratings Trigger               S&P            Fitch
                                                              ---------------    ---------------               ---            -----
(X)  FNMA Certificates.  Mortgage-                                 0%                   0%                  Not Eligible       [ ]%
backed pass-through certificates issued                                                                     Collateral
by FNMA evidencing undivided
interests in pools of first lien mortgages
or deeds of trust on residential
properties, guaranteed by FNMA, having
a remaining maturity of not more than 30
years.

(Y)  GNMA Certificates.  Mortgage-                                 0%                   0%                  Not Eligible       [ ]%
backed pass-through certificates issued                                                                     Collateral
by private entities, evidencing undivided
interests in pools of first lien mortgages
or deeds of trust on single family
residences, guaranteed by the
Government National Mortgage
Association (GNMA) with the full faith
and credit of the United States, and
having a remaining maturity of not more
than 30 years.

(Z)  Commercial Paper.  Commercial                                 0%                   0%                  Not Eligible       [ ]%
Paper with a rating of at least P-1 by                                                                      Collateral
Moody's, at least F-1 by Fitch and at
least A-1+ by S&P and having a
remaining maturity of not more than 30
days.

(ZZ)  Other.  Other items of Credit                            % to be               % to be               % to be          % to be
Support approved by each applicable                            determined           determined             determined     determined
rating agency with such valuation
percentages as determined by each
applicable rating agency.

     * The Valuation Percentage shall equal the percentage specified under such Rating Agency's name above. If Party A is rated by more than one Rating Agency specified above, the Valuation Percentage shall equal the lowest of the applicable percentages specified above.

                              [Where Rated Liabilities are Sterling Denominated]


                                                Valuation Percentage:*


                                                              Moody's First      Moody's Second
                                                              Ratings Trigger    Ratings Trigger         S&P           Fitch
                                                              ---------------    ---------------         ---           -----
(A)  U.S. Dollar Cash.                                            98%                     95%         Not Eligible      [ ]%
                                                                                                      Collateral

(B)  EURO Cash.                                                   99%                     97%         Not Eligible      [ ]%
                                                                                                      Collateral

(C)  Sterling Cash.                                              100%                    100%         Not Eligible      [ ]%
                                                                                                      Collateral

(D)  U.S. Treasury Securities: negotiable                         98%                     95%         Not Eligible      [ ]%
debt obligations issued by the U.S.                                                                   Collateral
Treasury Department ("Treasuries")
having a fixed rate and a remaining
maturity of 1 year or less.

(E)  Treasuries having a fixed and a                              98%             94% (1-2 yr)        Not Eligible      [ ]%
remaining maturity of greater than 1 year                                         93% (2-3 yr)        Collateral
but not more than 10 years.                                                       92% (3-5 yr)
                                                                                  91% (5-7 yr)
                                                                                  89% (7-10 yr)

(F)  Treasuries having a fixed rate and a                         98%             86% (10-20 yr)      Not Eligible      [ ]%
remaining maturity of greater than 10                                             84% (>20 yr)        Collateral
years.

(G)  Treasuries having a floating rate.                           98%                   94%           Not Eligible      [ ]%
                                                                                                      Collateral

(H)  Agency Securities: negotiable debt                           98%                   94%           Not Eligible      [ ]%
obligations of the Federal National                                                                   Collateral
Mortgage Association (FNMA), Federal
Home Loan Mortgage Corporation
(FHLMC), Federal Home Loan Banks
(FHLB), Federal Farm Credit Banks
(FFCB), Student Loan Marketing
Association (SLMA), Tennessee Valley
Authority (TVA) (collectively, "Agency
Securities") having a fixed rate and a
remaining maturity of 1 year or less.

(I)  Agency Securities having a fixed rate                        98%             94% (1-2 yr)        Not Eligible      [ ]%
and a remaining maturity of greater than                                          93% (2-3 yr)        Collateral
1 year but not more than 5 years.                                                 91% (3-5 yr)

(J)  Agency Securities having a fixed                             98%             90% (5-7 yr)        Not Eligible      [ ]%
rate and a remaining maturity of greater                                          88% (7-10 yr)       Collateral
than 5 years but not more than 10 years.

(K)  Agency Securities having fixed                               98%             85% (10-20 yr)      Not Eligible      [ ]%
rate and a remaining maturity of greater than                                     83% (>20 yr)        Collateral
10 years but not more than 30 years.

(L)  Agency Securities having a floating rate.                    98%                   93%           Not Eligible      [ ]%
                                                                                                      Collateral

                                                Valuation Percentage:*


                                                   Moody's First           Moody's Second
                                                   Ratings Trigger         Ratings Trigger         S&P            Fitch
                                                   ---------------         ---------------         ---            -----
(M)  Euro-Zone Government Bonds                        99%                          97%         Not Eligible        [ ]%
(Rated Aa3 or Above by Moody's)                                                                 Collateral
("Euro-Zone Bonds") having a fixed rate
and a remaining maturity of 1 year or
less.

(N)  Euro-Zone Bonds having a fixed                    99%                     96% (1-2 yr)     Not Eligible        [ ]%
rate and a remaining maturity of greater                                       95% (2-3 yr)     Collateral
than 1 year but not more than 5 years.
                                                                               93% (3-5 yr)
(O)  Euro-Zone Bonds having a fixed                    99%                     92% (5-7 yr)     Not Eligible        [ ]%
rate and a remaining maturity of greater                                       91% (7-10 yr)    Collateral
than 5 years but no more than 10  years.

(P)  Euro-Zone Bonds having a fixed                    99%                    86% (10-20 yr)    Not Eligible        [ ]%
rate and a remaining maturity of greater                                      84% (>20 yr)      Collateral
than 10 years.

(Q)  Euro-Zone Bonds having a floating                 99%                          96%         Not Eligible        [ ]%
rate.                                                                                           Collateral

(R)  United Kingdom Gilts having a                    100%                          99%         Not Eligible        [ ]%
fixed rate and a remaining maturity of 1                                                        Collateral
year or less.

(S)  United Kingdom Gilts having a                    100%                     98% (1-2 yr)     Not Eligible        [ ]%
fixed rate and a remaining maturity of                                         97% (2-3 yr)     Collateral
greater than 1 year but not more than 5                                        96% (3-5 yr)
years.

(T)  United Kingdom Gilts having a                    100%                     95% (5-7 yr)     Not Eligible        [ ]%
fixed rate and a  remaining maturity of                                        94% (7-10 yr)    Collateral
greater than 5 years but no more than 10
years.

(U)  United Kingdom Gilts having a                    100%                    90% (10-20 yr)    Not Eligible        [ ]%
fixed rate and a remaining maturity of                                        88% (>20 yr)      Collateral
greater than 10 years.

(V)  United Kingdom Gilts having a                    100%                          99%         Not Eligible        [ ]%
floating rate.                                                                                  Collateral

(W)  FHLMC Certificates.  Mortgage                      0%                           0%         Not Eligible        [ ]%
participation certificates issued by                                                            Collateral
FHLMC evidencing undivided interests
or participations in pools of first lien
conventional or FHA/VA residential
mortgages or deeds of trust, guaranteed
by FHLMC, and having a remaining
maturity of not more than 30 years.

                                                Valuation Percentage:*


                                                              Moody's First     Moody's Second
                                                              Ratings Trigger   Ratings Trigger               S&P          Fitch
                                                              ---------------   ---------------               ---          -----
(X)  FNMA Certificates.  Mortgage-                                 0%                  0%                  Not Eligible      [ ]%
backed pass-through certificates issued                                                                    Collateral
by FNMA evidencing undivided
interests in pools of first lien mortgages
or deeds of trust on residential
properties, guaranteed by FNMA, having
a remaining maturity of not more than 30
years.

(Y)  GNMA Certificates.  Mortgage-                                 0%                  0%                  Not Eligible      [ ]%
backed pass-through certificates issued                                                                    Collateral
by private entities, evidencing undivided
interests in pools of first lien mortgages
or deeds of trust on single family
residences, guaranteed by the
Government National Mortgage
Association (GNMA) with the full faith
and credit of the United States, and
having a remaining maturity of not more
than 30 years.

(Z)  Commercial Paper.  Commercial                                 0%                  0%                  Not Eligible      [ ]%
Paper with a rating of at least P-1                                                                        Collateral
by Moody's, at least F-1 by Fitch and at
least A-1+ by S&P and having a
remaining maturity of not more than 30
days.

(ZZ)  Other.  Other items of Credit                             % to be            % to be                 % to be         % to be
Support approved by each applicable                           determined        determined                determined    determined
rating agency with such valuation
percentages as determined by each
applicable rating agency.


     * The Valuation Percentage shall equal the percentage specified under such Rating Agency's name above. If Party A is rated by more than one Rating Agency specified above, the Valuation Percentage shall equal the lowest of the applicable percentages specified above.

                     [Where Rated Liabilities are Australian Dollar Denominated]

                                                 Valuation Percentage:*


                                                  Moody's First     Moody's Second
                                                  Ratings Trigger   Ratings Trigger               S&P             Fitch
                                                  ---------------   ---------------               ---             -----
(A)  U.S. Dollar Cash.                                 98%                 94%                 Not Eligible         [ ]%
                                                                                               Collateral

(B)  Australian Dollar Cash.                          100%                100%                 Not Eligible         [ ]%
                                                                                               Collateral

(C)  Yen Cash.                                         98%                 94%                 Not Eligible         [ ]%
                                                                                               Collateral

(D)  U.S. Treasury Securities: negotiable              98%                 95%                 Not Eligible         [ ]%
debt obligations issued by the U.S.                                                            Collateral
Treasury Department ("Treasuries")
having a fixed rate and a remaining
maturity of 1 year or less.

(E)  Treasuries having a fixed and a                   98%            94% (1-2 yr)             Not Eligible         [ ]%
remaining maturity of greater than 1 year                             93% (2-3 yr)             Collateral
but not more than 10 years.                                           92% (3-5 yr)
                                                                      91% (5-7 yr)
                                                                      89% (7-10 yr)

(F)  Treasuries having a fixed rate and a              98%            86% (10-20 yr)           Not Eligible         [ ]%
remaining  maturity of greater than                                   84% (>20 yr)             Collateral
years.

(G)  Treasuries having a floating rate.                98%                 94%                 Not Eligible         [ ]%
                                                                                               Collateral

(H)  Agency Securities: negotiable debt                 0%                  0%                 Not Eligible         [ ]%
obligations of the Federal National                                                            Collateral
Mortgage Association (FNMA), Federal
Home Loan Mortgage Corporation
(FHLMC), Federal Home Loan Banks
(FHLB), Federal Farm Credit Banks
(FFCB), Student Loan Marketing
Association (SLMA), Tennessee Valley
Authority (TVA) (collectively, "Agency
Securities") having a fixed rate and a
remaining maturity of 1 year or less.

(I)  Agency Securities having a fixed rate              0%                  0%                 Not Eligible         [ ]%
and a remaining maturity of greater than                                    0%                 Collateral
1 year but not more than 5 years.                                           0%

(J)  Agency Securities having a fixed                   0%                  0%                 Not Eligible         [ ]%
rate and a remaining maturity of greater                                                       Collateral
than 5 years but not more than 10 years.

(K)  Agency Securities having fixed rate                0%                  0%                 Not Eligible         [ ]%
and a remaining maturity of greater than                                                       Collateral
10 years but not more than 30 years.

(L)  Agency Securities having a floating                0%                  0%                 Not Eligible         [ ]%
rate.                                                                                          Collateral


                                                 Valuation Percentage:*


                                                     Moody's First     Moody's Second
                                                     Ratings Trigger   Ratings Trigger               S&P             Fitch
                                                     ---------------   ---------------               ---             -----
(M)  Australian Government Bonds                        100%                   98%                 Not Eligible        [ ]%
having a fixed rate and a remaining                                                                Collateral
maturity of 1 year or less.

(N)  Australian Government Bonds                        100%              98% (1-2 yr)             Not Eligible        [ ]%
having a fixed rate and a remaining                                       97% (2-3 yr)             Collateral
maturity of greater than 1 year but not                                   96% (3-5 yr)
more than 5 years.

(O)  Australian Government Bonds                        100%              94% (5-7 yr)             Not Eligible        [ ]%
having a fixed rate and a remaining                                       93% (7-10 yr)            Collateral
maturity of greater than 5 years but no
more than 10 years.

(P)  Australian Government Bonds                        100%             89% (10-20 yr)            Not Eligible        [ ]%
having a fixed rate and a remaining                                      87% (>20 yr)              Collateral
maturity of greater than 10 years.

(Q)  Australian Government Bonds                        100%                   98%                 Not Eligible        [ ]%
having a floating rate.                                                                            Collateral

(R)  Japanese Government Bonds having                    98%                   94%                 Not Eligible        [ ]%
a fixed rate and a remaining maturity of                                                           Collateral
1 year or less.

(S)  Japanese Government Bonds having                    98%              94% (1-2 yr)             Not Eligible        [ ]%
a fixed rate and a remaining maturity of                                  93% (2-3 yr)             Collateral
greater than 1 year but not more than 5                                   92% (3-5 yr)
years.

(T)  Japanese Government Bonds having                    98%              91% (5-7 yr)             Not Eligible        [ ]%
a fixed rate and a remaining maturity of                                  90% (7-10 yr)            Collateral
greater than 5 years but no more than 10
years.

(U)  Japanese Government Bonds having                    98%             86% (10-20 yr)            Not Eligible        [ ]%
a fixed rate and a remaining maturity of                                 85% (>20 yr)              Collateral
greater than 10 years.

(V)  Japanese Government Bonds having                    98%                   92%                 Not Eligible        [ ]%
a floating rate.                                                                                   Collateral

(W)  FHLMC Certificates.  Mortgage                        0%                    0%                 Not Eligible        [ ]%
participation certificates issued by                                                               Collateral
FHLMC evidencing undivided interests
or participations in pools of first lien
conventional or FHA/VA residential
mortgages or deeds of trust, guaranteed
by FHLMC, and having a remaining
maturity of not more than 30 years.


                                                 Valuation Percentage:*


                                                              Moody's First     Moody's Second
                                                              Ratings Trigger   Ratings Trigger        S&P            Fitch
                                                              ---------------   ---------------        ---            -----
(X)  FNMA Certificates.  Mortgage-                                   0%              0%             Not Eligible         [ ]%
backed pass-through certificates issued                                                             Collateral
by FNMA evidencing undivided
interests in pools of first lien mortgages
or deeds of trust on residential
properties, guaranteed by FNMA, having
a remaining maturity of not more than 30
years.

(Y)  GNMA Certificates.  Mortgage-                                   0%              0%             Not Eligible         [ ]%
backed pass-through certificates issued                                                             Collateral
by private entities, evidencing  undivided
interests in pools of first lien mortgages
or deeds of trust on single family
residences, guaranteed by the
Government National Mortgage
Association (GNMA) with the full faith
and credit of the United States, and
having a remaining maturity of not more
than 30 years.

(Z)  Commercial Paper.  Commercial                                   0%              0%             Not Eligible         [ ]%
Paper with a rating of at least P-1 by                                                              Collateral
Moody's, at least F-1 by Fitch and at
least A-1+ by S&P and having a
remaining maturity of not more than 30
days.

(ZZ)  Other.  Other items of Credit                              % to be           % to be            % to be           % to be
Support approved by each applicable                               determined      determined          determined        determined
rating agency with such valuation
percentages as determined by each
applicable rating agency.


* The Valuation Percentage shall equal the percentage specified under such Rating Agency's name above. If Party A is rated by more than one Rating Agency specified above, the Valuation Percentage shall equal the lowest of the applicable percentages specified above.

     (iv) There shall be no "Other Eligible Support" for Party A for purposes of this Annex.

     (v)  Thresholds.

          (A)  "Independent   Amount"   means  with  respect  to  Party  A:  Not
               Applicable.  "Independent  Amount" means with respect to Party B:
               Not Applicable.

          (B) "Threshold" means with respect to Party A: Infinity; provided that for so long as no Relevant Entity satisfies the Moody's First Trigger Required Ratings and either (i) no Relevant Entity has satisfied the Moody's First Trigger Required Ratings since this Annex was executed or (ii) at least 30 Local Business Days have elapsed since the last time a Relevant Entity satisfied the Moody's First Trigger Required Ratings, the Threshold with respect to Party A shall be zero; further, provided, if a Ratings Event has occurred and is continuing pursuant to Part 1(l)(v) of the Agreement, the Threshold shall be zero in the event the Relevant Entity fails to assign all of its rights and obligations under the Agreement on or before the 20th day after the date of a Ratings Event (as described in Part 1(l)(v) of the Schedule) continues to exist.

               "Threshold" means with respect to Party B: Not Applicable.

          "Minimum Transfer Amount" means (i) with respect to Moody's and Fitch,
               $500,000 with respect to Party A and Party Band (ii) with respect to S&P, $100,000 with respect to Party A and Party B; provided, however, that if the aggregate Class Certificate Balance of the Overcollateralized Certificates rated by S&P is at the time of any transfer less than $50,000,000, the "Minimum Transfer Amount" shall be $50,000.

          (D) Rounding. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of $10,000.00, respectively.

(c)  Valuation and Timing.

     (i) "Valuation Agent" means Party A; provided, however, that notwithstanding anything to the contrary set forth in this Annex, the Valuation Agent shall not be required to notify Party B of any of the Valuation Agent's calculations of Value, Exposure, Delivery Amount or Return Amount under this Annex unless requested to do so (either verbally or in writing) by Party B in each instance.

     (ii) "Valuation Date" means: each local Business Day.

     (iii) "Valuation Time" means:

           [ ] the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

          [ X ] the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;

     provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

          (iv) "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

(d)  Conditions Precedent. No event shall constitute a "Specified Condition".

(e)  Substitution.

     (i) "Substitution Date" means the Local Business Day in New York on which the Secured Party is able to confirm irrevocable receipt of the Substitute Credit Support, provided that (x) such receipt is confirmed before 3:00 p.m. (New York time) on such Local Business Day in New York and (y) the Secured Party has received, before 1:00 p.m. (New York time) on the immediately preceding Local Business Day in New York, the notice of substitution described in Paragraph 4(d)(i).

     (ii) Consent. The Pledgor is not required to obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(f)  Dispute Resolution.

     (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which a notice is given that gives rise to a dispute under Paragraph 5.

     (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows: for Cash, the U.S. dollar value thereof, and for each item of Eligible Collateral (except for Cash), an amount in U.S. dollars equal to the product of
          (i) either (A) the bid price for such security quoted on such day by a principal market-maker for such security selected in good faith by the Secured Party or (B) the most recent publicly available bid price for such security as reported by a quotation service or in a medium selected in good faith and in a commercially reasonable manner by Secured Party, multiplied by (ii) the percentage figure listed in Paragraph 13(b)(ii) hereof with respect to such security.

     (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)  Holding and Using Posted Collateral.

     (i) Eligibility to Hold Posted Collateral; Custodians. Party B and its Custodian will be entitled to hold Posted Collateral, as applicable, pursuant to Paragraph 6(b); provided that the following conditions applicable to each party are satisfied:

          (A)  Party B, as the Secured Party, is not a Defaulting Party.

          (B) Party B hereby covenants and agrees that it will cause all Posted Collateral received from the other party to be entered in one or more segregated accounts (each, a "Collateral Account") with a domestic office of a state or federally chartered bank, trust company or financial institution organized under the laws of the United States (or any state or a political subdivision thereof) having assets of at least $10 billion and (x) a long term debt or deposit rating of at least Baa2 from Moody's and (y) a short term debt rating of at A-1+ from S&P (a "Qualified Institution"). In addition the Secured Party may direct the Pledgor to transfer or deliver Eligible Collateral directly into the Secured Party's Collateral Account(s). If otherwise qualified, the Secured Party may act as such Qualified Institution and the Secured Party may move the Collateral Accounts from one Qualified Institution to another upon reasonable notice to the Pledgor. The Secured Party shall cause statements concerning the Posted Collateral transferred or delivered by the Pledgor to be sent to the Pledgor on request, which may not be made more frequently than once in each calendar month.

     Initially, the Custodian for Party B is: Not applicable.

     (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B.

(h)  Distributions and Interest Amount.

     (i) The "Interest Rate", with respect to Posted Collateral in the form of Cash, for any day, will be the rate opposite the caption "Federal funds (effective)" for such day as published by the Federal Reserve Publication H.15 (519) or any successor publication as published by the Board of Governors of the Federal Reserve System.

     (ii) The "Transfer of Interest Amount" will be made within 3 Local Business Days after the last Local Business Day of each calendar month; provided that Party B shall not be obligated to so transfer any Interest Amount unless and until it has earned and received such interest.

     (iii) Alternative Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

     (iv) Paragraph 12 is hereby amended by replacing the definition of "Interest Period" with the following:

          "'Interest Period' means the period from (and including) the first day of each calendar month to (and including) the last day of each calendar month."

(i)  Additional Representations. None.

(j)  Other Eligible Support and Other Posted Support. Not Applicable.

(k) Demands and Notices. All demands, specifications and notices made by a party to this Annex will be made to the following:

     Party A:     Bank of America, N.A.
                  Sears Tower
                  233 South Wacker Drive, Suite 2800
                  Chicago, Illinois 60606-6306
                  Telephone No.: (312) 234-3030
                  Email: dg.collateral_derv_-_chicago@bankofamerica.com

     Party B:     As set forth in the Schedule.

                  Email:

(l)  Addresses for Transfers.

     Party A:  Cash/Interest Payments:  (USD Only)
               ----------------------------------
               Bank of America, New York
               ABA 026009593
               Account # 6550-619389
               F/O Bank of America, Charlotte-Collateral

               Eligible Collateral (other than cash):
               -------------------
               BK AMERICA NC/INV
               ABA # 053 000 196

     Party B:  To be provided by Party B in writing in the notice to transfer.

(m)  Other Provisions.

     (i)  This Credit Support Annex is a Security  Agreement  under the New York
          UCC.

     (ii) Paragraph 1(b) of this Annex is amended by deleting it and restating it in full as follows:

          "(b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" mean Party B, and all references in this Annex to the "Pledgor" mean Party A; provided, however, that if Other Posted Support is held by Party B, all references herein to the Secured Party with respect to that Other Posted Support will be to Party B as the beneficiary thereof and will not subject that support or Party B as the beneficiary thereof to provisions of law generally relating to security interests and secured parties."

     (iii) Paragraph 2 of this Annex is amended by deleting the first sentence thereof and restating that sentence in full as follows:

          "Party A, as the Pledgor, hereby pledges to Party B, as the Secured Party, as security for the Pledgor's Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder."

     (iv) Only Party A makes the representations contained in Paragraph 9 of this Annex.

     (v) Paragraph 12 of this Annex is amended by deleting the definitions of "Pledgor" and "Secured Party" and replacing them with the following:"

          " `Secured Party' means Party B.
          `Pledgor' means Party A."

     (vi) Paragraph 12 is hereby amended by adding, in alphabetical order, the following:

          "Moody's" means Moody's Investor Services, Inc., or any successor to the rating business of such entity."

          "S&P" means Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor to the rating business of such entity."

     (vii) The obligations of Party A, as Pledgor hereunder, to post Eligible Collateral for the benefit of Party B will only become effective if a Ratings Event has occurred and is continuing with respect to Party A and Party A has not satisfied the requirements of Part 1(l)(iii) of the Agreement within 30 calendar days of the occurrence of such Ratings Event or Party A does not have the S&P Second Trigger Required Ratings or 30 Local Business Days from the occurrence of a Moody's First Trigger Event or Moody's Second Trigger Event.

     (viii) External Verification of Mark-to-Market Valuations. If the long-term senior unsecured debt of Party A is rated BBB- or below by S&P, once every month, Party A will at its own expense verify its determination of Exposure of the Transaction on the next Valuation Date by seeking quotations from two (2) Reference Market-makers (provided, that a Reference Market-maker may not be used more than four times within each 12 month period) for their determination of Exposure of the Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or (b) the high quotation for a Reference Market-maker, if applicable for the next
          Valuation Date and cure any deficiency in collateral value within three Local Business Days. Party A shall provide the quotations of such Reference Market-makers to S&P.

(ix) Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.(o) S&P Credit Support Amount. If a Ratings Event has occurred and been continuing for 30 calendar days or Party A does not have the S&P Second Trigger Required Ratings, the Credit Support Amount shall mean with respect to a Pledgor on a Valuation Date the sum of:

     (i)  the greater of MTM and $0, plus

     (ii) VB

     where:

     "MTM" means Secured Party's Exposure;

     "VB" means the Notional Amount (as defined in the Confirmation for each outstanding Transaction under this Agreement) times the relevant percentage set out in Table A below:

TABLE A
-------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Volatility Buffer
                                                              -----------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Less than 10 years, but
                                         Less than 5 years to       more than 5 years to           Greater than 10 years to
                                         Termination Date of the    Termination Date of the        Termination Date of the
Counterparty                             Transaction.               Transaction.                   Transaction.
------------------------------------------------------------------------------------------------------------------------------------
The rating by S&P of Party A's          3.25%                       4.00%                          4.75%
long-term unsecured, unsubordinated
obligations is at least equal to "A"
------------------------------------------------------------------------------------------------------------------------------------
The rating by S&P of Party A's          4.00%                       5.00%                          6.25%
long-term unsecured, unsubordinated
obligations is equal to "A-"
------------------------------------------------------------------------------------------------------------------------------------
The rating by S&P of Party A's          4.50%                       6.75%                          7.50%
long-term unsecured, unsubordinated
obligations is equal to or less than
"BB+"
-----------------------------------------------------------------------------------------------------------------------------------


(p)  Moody's Ratings Criteria.

     "Ratings Criteria" means, the criteria used by Moody's ("Moody's Criteria") for the purposes of determining the amount of Eligible Credit Support Party A is required to transfer at any time when the Threshold with respect to Party A is zero.

     Moody's Criteria

     Currency Swaps. In the case of a Transaction that is a currency swap, the Notional Amount of such Transaction shall relate to the leg denominated in the same currency as the rated liabilities.

     Moody's Credit Support Amount. With respect to a Ratings Event relating to an action taken by Moody's, the "Credit Support Amount" shall mean with respect to a Pledgor on a Valuation Date the greater of the Moody's First Trigger Credit Support Amount and the Moody's Second Trigger Credit Support Amount.

          "Moody's First Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

          (I) (A) for any Valuation Date on which (I) the Second Rating Trigger Requirements do not apply or (II) less than 30 Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party's aggregate Exposure for all Transactions and the aggregate of Moody's Additional Collateralized Amounts for each Transaction.

               For the purposes of this definition, the "Moody's Additional Collateralized Amount" with respect to any Transaction shall mean the product of the applicable Moody's First Trigger Factor set forth in Table A and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

               (B) for any other Valuation Date, zero, over

          (II) the Threshold for Party A such Valuation Date.

          "Moody's  Second  Trigger  Credit  Support  Amount"  means,   for  any
          Valuation Date, the excess, if any, of

          (III) (A) for any Valuation Date on which the Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply, an amount equal to the greatest of
               (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates and (c) the sum of the Secured Party's aggregate Exposure and the aggregate of Moody's Additional Collateralized Amounts for each Transaction.

               For the purposes of this definition, the "Moody's Additional Collateralized Amount" with respect to any Transaction shall mean:

               if such Transaction is not a Transaction-Specific Hedge,

               the product of the applicable Moody's Second Trigger Factor set forth in Table B and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

               if such Transaction is a Transaction-Specific Hedge,

               the product of the applicable Moody's Second Trigger Factor set forth in Table C and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

               (B)  for any other Valuation Date, zero, over

          (IV) the Threshold for Party A for such Valuation Date.

          "Next Payment" means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

          "Next Payment Date" means each date on which the next scheduled payment under any Transaction is due to be paid.

          "Transaction-Specific Hedge" means any Transaction that is a cap, floor or swaption, or a Transaction in respect of which (x) the notional amount of the swap is balance guaranteed" or (y) the notional amount of the swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.


TABLE A
-------

--------------------------------------------------------------------------------
Weighted Average Life of            Moody's First Trigger    Moody's First
Hedge in Years                      Factors for single       Trigger Factors for
                                    currency hedges          currency hedges
--------------------------------------------------------------------------------
1 year or less                       0.15%                    1.10%
--------------------------------------------------------------------------------
Greater than 1 year but not more     0.30%                    1.20%
than 2 years
--------------------------------------------------------------------------------
Greater than 2 years but not         0.40%                    1.30%
more than 3 years
--------------------------------------------------------------------------------
Greater than 3 years but not         0.60%                    1.40%
more than 4 years
--------------------------------------------------------------------------------
Greater than 4 years but not         0.70%                    1.50%
more than 5 years
--------------------------------------------------------------------------------
Greater than 5 years but not         0.80%                    1.60%
more than 6 years
--------------------------------------------------------------------------------
Greater than 6 years but not         1.00%                    1.60%
more than 7 years
--------------------------------------------------------------------------------
Greater than 7 years but not         1.10%                    1.70%
more than 8 years
--------------------------------------------------------------------------------
Greater than 8 years but not         1.20%                    1.80%
more than 9 years
--------------------------------------------------------------------------------
Greater than 9 years but not         1.30%                    1.90%
more than 10 years
--------------------------------------------------------------------------------
Greater than 10 years but not        1.40%                    1.90%
more than 11 years
--------------------------------------------------------------------------------
Greater than 11 years but not        1.50%                    2.00%
more than 12 years
--------------------------------------------------------------------------------
Greater than 12 years but not        1.60%                    2.10%
more than 13 years
--------------------------------------------------------------------------------
Greater than 13 years but not        1.70%                    2.10%
more than 14 years
--------------------------------------------------------------------------------
Greater than 14 years but not        1.80%                    2.20%
more than 15 years
--------------------------------------------------------------------------------
Greater than 15 years but not        1.90%                    2.30%
 more than 16 years
--------------------------------------------------------------------------------
Greater than 16 years but not        2.00%                    2.30%
more than 17 years
--------------------------------------------------------------------------------
Greater than 17 years but not        2.00%                    2.40%
more than 18 years
--------------------------------------------------------------------------------
Greater than 18 years but not        2.00%                    2.40%
more than 19 years
--------------------------------------------------------------------------------
Greater than 19 years but not        2.00%                    2.50%
more than 20 years
--------------------------------------------------------------------------------
Greater than 20 years but not        2.00%                    2.50%
more than 21 years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Average Life of            Moody's First Trigger    Moody's First
Hedge in Years                      Factors for single       Trigger Factors for
                                    currency hedges          currency hedges
--------------------------------------------------------------------------------
Greater than 21 years but not        2.00%                    2.50%
more than 22 years
--------------------------------------------------------------------------------
Greater than 22 years but not        2.00%                    2.50%
more than 23 years
--------------------------------------------------------------------------------
Greater than 23 years but not        2.00%                    2.50%
more than 24 years
--------------------------------------------------------------------------------
Greater than 24 years but not        2.00%                    2.50%
more than 25 years
--------------------------------------------------------------------------------
Greater than 25 years but not        2.00%                    2.50%
more than 26 years
--------------------------------------------------------------------------------
Greater than 26 years but not        2.00%                    2.50%
more than 27 years
--------------------------------------------------------------------------------
Greater than 27 years but not        2.00%                    2.50%
more than 28 years
--------------------------------------------------------------------------------
Greater than 28 years but not        2.00%                    2.50%
more than 29 years
--------------------------------------------------------------------------------
30 years or more                     2.00%                    2.50%
--------------------------------------------------------------------------------


TABLE B
-------

--------------------------------------------------------------------------------
Weighted Average Life of            Moody's Second Trigger  Moody's Second
Hedge in Years                      Factors for single      Trigger Factors for
                                    currency hedges that    currency hedges that
                                    are not Transaction-    are not Transaction-
                                    Specific Hedges         Specific Hedges
--------------------------------------------------------------------------------
1 year or less                       0.50%                       6.10%
--------------------------------------------------------------------------------
Greater than 1 year but not more     1.00%                       6.30%
than 2 years
--------------------------------------------------------------------------------
Greater than 2 years but not         1.50%                       6.40%
more than 3 years
--------------------------------------------------------------------------------
Greater than 3 years but not         1.90%                       6.60%
more than 4 years
--------------------------------------------------------------------------------
Greater than 4 years but not         2.40%                       6.70%
more than 5 years
--------------------------------------------------------------------------------
Greater than 5 years but not         2.80%                       6.80%
more than 6 years
--------------------------------------------------------------------------------
Greater than 6 years but not         3.20%                       7.00%
more than 7 years
--------------------------------------------------------------------------------
Greater than 7 years but not         3.60%                       7.10%
more than 8 years
--------------------------------------------------------------------------------
Greater than 8 years but not         4.00%                       7.20%
more than 9 years
--------------------------------------------------------------------------------
Greater than 9 years but not         4.40%                       7.30%
more than 10 years
--------------------------------------------------------------------------------
Greater than 10 years but not        4.70%                       7.40%
more than 11 years
--------------------------------------------------------------------------------
Greater than 11 years but not        5.00%                       7.50%
more than 12 years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Average Life of            Moody's Second Trigger  Moody's Second
Hedge in Years                      Factors for single      Trigger Factors for
                                    currency hedges that    currency hedges that
                                    are not Transaction-    are not Transaction-
                                    Specific Hedges         Specific Hedges
--------------------------------------------------------------------------------
Greater than 12 years but not        5.40%                       7.60%
more than 13 years
--------------------------------------------------------------------------------
Greater than 13 years but not        5.70%                       7.70%
more than 14 years
--------------------------------------------------------------------------------
Greater than 14 years but not        6.00%                       7.80%
more than 15 years
--------------------------------------------------------------------------------
Greater than 15 years but not        6.30%                       7.90%
more than 16 years
--------------------------------------------------------------------------------
Greater than 16 years but not        6.60%                       8.00%
more than 17 years
--------------------------------------------------------------------------------
Greater than 17 years but not        6.90%                       8.10%
more than 18 years
--------------------------------------------------------------------------------
Greater than 18 years but not        7.20%                       8.20%
more than 19 years
--------------------------------------------------------------------------------
Greater than 19 years but not        7.50%                       8.20%
more than 20 years
--------------------------------------------------------------------------------
Greater than 20 years but not        7.80%                       8.30%
more than 21 years
--------------------------------------------------------------------------------
Greater than 21 years but not        8.00%                       8.40%
more than 22 years
--------------------------------------------------------------------------------
Greater than 22 years but not        8.00%                       8.50%
more than 23 years
--------------------------------------------------------------------------------
Greater than 23 years but not        8.00%                       8.60%
more than 24 years
--------------------------------------------------------------------------------
Greater than 24 years but not        8.00%                       8.60%
more than 25 years
--------------------------------------------------------------------------------
Greater than 25 years but not        8.00%                       8.70%
more than 26 years
--------------------------------------------------------------------------------
Greater than 26 years but not        8.00%                       8.80%
more than 27 years
--------------------------------------------------------------------------------
Greater than 27 years but not        8.00%                       8.80%
more than 28 years
--------------------------------------------------------------------------------
Greater than 28 years but not        8.00%                       8.90%
more than 29 years
--------------------------------------------------------------------------------
30 years or more                     8.00%                       9.00%
--------------------------------------------------------------------------------


TABLE C
-------

--------------------------------------------------------------------------------
Weighted Average Life of            Moody's Second Trigger  Moody's Second
Hedge in Years                      Factors for single      Trigger Factors for
                                    currency hedges that    currency hedges that
                                    are Transaction-        are Transaction-
                                    Specific Hedges         Specific Hedges
--------------------------------------------------------------------------------
1 year or less                       0.65%                        6.30%
--------------------------------------------------------------------------------
Greater than 1 year but not more     1.30%                        6.60%
than 2 years
--------------------------------------------------------------------------------
Greater than 2 years but not         1.90%                        6.90%
more than 3 years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Average Life of            Moody's Second Trigger  Moody's Second
Hedge in Years                      Factors for single      Trigger Factors for
                                    currency hedges that    currency hedges that
                                    are Transaction-        are Transaction-
                                    Specific Hedges         Specific Hedges
--------------------------------------------------------------------------------
Greater than 3 years but not         2.50%                        7.10%
more than 4 years
--------------------------------------------------------------------------------
Greater than 4 years but not         3.10%                        7.40%
more than 5 years
--------------------------------------------------------------------------------
Greater than 5 years but not         3.60%                        7.70%
more than 6 years
--------------------------------------------------------------------------------
Greater than 6 years but not         4.20%                        7.90%
more than 7 years
--------------------------------------------------------------------------------
Greater than 7 years but not         4.70%                        8.20%
more than 8 years
--------------------------------------------------------------------------------
Greater than 8 years but not         5.20%                        8.40%
more than 9 years
--------------------------------------------------------------------------------
Greater than 9 years but not         5.70%                        8.60%
more than 10 years
--------------------------------------------------------------------------------
Greater than 10 years but not        6.10%                        8.80%
more than 11 years
--------------------------------------------------------------------------------
Greater than 11 years but not        6.50%                        9.00%
more than 12 years
--------------------------------------------------------------------------------
Greater than 12 years but not        7.00%                        9.20%
more than 13 years
--------------------------------------------------------------------------------
Greater than 13 years but not        7.40%                        9.40%
more than 14 years
--------------------------------------------------------------------------------
Greater than 14 years but not        7.80%                        9.60%
more than 15 years
--------------------------------------------------------------------------------
Greater than 15 years but not        8.20%                        9.80%
more than 16 years
--------------------------------------------------------------------------------
Greater than 16 years but not        8.60%                        10.00%
more than 17 years
--------------------------------------------------------------------------------
Greater than 17 years but not        9.00%                        10.10%
more than 18 years
--------------------------------------------------------------------------------
Greater than 18 years but not        9.40%                        10.30%
more than 19 years
--------------------------------------------------------------------------------
Greater than 19 years but not        9.70%                        10.50%
more than 20 years
--------------------------------------------------------------------------------
Greater than 20 years but not        10.00%                       10.70%
more than 21 years
--------------------------------------------------------------------------------
Greater than 21 years but not        10.00%                       10.80%
more than 22 years
--------------------------------------------------------------------------------
Greater than 22 years but not        10.00%                       11.00%
more than 23 years
--------------------------------------------------------------------------------
Greater than 23 years but not        10.00%                       11.00%
more than 24 years
--------------------------------------------------------------------------------
Greater than 24 years but not        10.00%                       11.00%
more than 25 years
--------------------------------------------------------------------------------
Greater than 25 years but not        10.00%                       11.00%
more than 26 years
--------------------------------------------------------------------------------
Greater than 26 years but not        10.00%                       11.00%
more than 27  years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Average Life of            Moody's Second Trigger  Moody's Second
Hedge in Years                      Factors for single      Trigger Factors for
                                    currency hedges that    currency hedges that
                                    are Transaction-        are Transaction-
                                    Specific Hedges         Specific Hedges
--------------------------------------------------------------------------------
Greater than 27 years but not        10.00%                       11.00%
more than 28 years
--------------------------------------------------------------------------------
Greater than 28 years but not        10.00%                       11.00%
more than 29 years
--------------------------------------------------------------------------------
30 years or more                     10.00%                       11.00%
--------------------------------------------------------------------------------

Accepted and agreed:

BANK OF AMERICA, N.A.                       WELLS FARGO BANK, N.A.,
                                            AS SUPPLEMENTAL INTEREST TRUST
                                            TRUSTEE, ON  BEHALF OF BANC OF
                                            AMERICA FUNDING 2007-C
                                            SUPPLEMENTAL INTEREST TRUST


By:__________________________________
   Name:                                    By:_________________________________
   Title:                                      Name:
   Date:                                       Title:
                                               Date:

[BANK OF AMERICA LOGO]


To:                        Wells Fargo Bank, N.A., solely as Supplemental
                           Interest Trust
                           Trustee on behalf of Banc of America Funding 2007-C Supplemental Interest Trust
                           9062 Old Annapolis Road
                           Columbia MD 21045 USA

Attn:                      Client Manager BAFC 2007-C
Telephone:                 410 884 2000
Fax:                       410 715 2380

cc:                        Jonathan Hartwig
Telephone:                 704 683 4650
Fax:                       704 719 5165

From:                      Bank of America, N.A.
                           233 South Wacker Drive - Suite 2800
                           Chicago, Illinois 60606 U.S.A.
Department:                Swaps Operations
Telephone:                 (+1) 312 234 2732
Fax:                       (+1) 866 255 1444

Date:                      30th April 2007

Our Reference No:          2638738
Reference Name:            Suzanne Buchta
Internal Tracking No:      2638738

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wells Fargo Bank, N.A., solely as Supplemental Interest Trust Trustee on behalf of Banc of America Funding 2007-C Supplemental Interest Trust and Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms a part of, and is subject to the ISDA Master Agreement dated as of 30th April 2007, as amended and supplemented from time to time (the "Agreement"), between the parties hereto. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means of the Wells Fargo Bank, N.A., solely as Supplemental Interest Trust Trustee on behalf of Banc of America Funding 2007-C Supplemental Interest Trust.

General Terms:

The terms of the particular Transaction to which this Confirmation relates are as follows:


   Notional Amount:        As per Schedule A below.

   Trade Date:             23rd April 2007

   Effective Date:         30th April 2007

   Termination Date:       20th April 2012

Fixed Amounts:

   Fixed Rate Payer:       Party B

   Fixed Rate Payer
   Payment Dates:          The 20th of each Month, commencing on 20th May 2007
                           and ending on the Termination Date, subject to adjustment in accordance with the Following Business
                           Day Convention.

   Fixed Rate Payer
   Period End Dates:       The 20th of each Month, commencing on 20th May 2007
                           and ending on the Termination Date. No Adjustment.

   Fixed Rate:             4.97125 percent

   Fixed Rate Day
   Count Fraction:         30/360

Floating Amounts:

   Floating Rate Payer:    Party A

   Early Payment:          Applicable, 2 Business Days prior to each Floating
                           Rate Payer Period End Date.

   Floating Rate Payer
   Period End Dates:       The 20th of each Month, commencing on 20th May 2007
                           and ending on the Termination Date. No Adjustment.

   Floating Rate for
   initial Calculation
   Period:                 to be determined

   Floating Rate Option:   USD-LIBOR-BBA

   Designated Maturity:    1 Month, provided that linear interpolation will
                           apply to the initial Calculation Period

   Spread:                 None

   Floating Rate Day
   Count Fraction:         Actual/360

   Reset Dates:            First day of each Calculation Period.

   Compounding:            Inapplicable

Business Days:             New York

Calculation Agent:         Party A

   Account Details:

     Party A:   Payments to Bank of America, N.A:
                USD Fedwire
                Name:      Bank of America, N.A. - New York
                ABA #:     026009593
                Attn:      BOFAUS3N
                Name:      Bank of America, N.A.
                City:      Charlotte
                Acct#:     6550219386
                Attn:      Rate Derivative Settlements
                Attn:      BOFAUS6SGDS

     Party B:   Wells Fargo Bank N.A.
                San Francisco, CA
                ABA:       121000248
                ACCT:      3970771416
                ACCT Name: SAS Clearing
                FFC:       53146801

Offices:

   The Office of Party A for this
   Transaction is:                   Charlotte - NC, United States
                                     Please send reset notices to fax no.
                                     (+1) 866 218 8487

   The Office of Party B for this
   Transaction is:                   Wells Fargo Bank, N.A.
                                     9062 Old Annapolis Rd
                                     Columbia, MD 21045
                                     ATTN: Client Manager BAFC 2007-C Trust

                           SCHEDULE A
                           ----------

----------------------------------------------------
       Calculation
   Period Scheduled to             Notional
       commence on:                 (USD)
----------------------------------------------------
        4/30/2007               566,043,806.00
----------------------------------------------------
        5/20/2007               555,130,151.00
----------------------------------------------------
        6/20/2007               544,193,514.00
----------------------------------------------------
        7/20/2007               533,209,654.00
----------------------------------------------------
        8/20/2007               522,121,060.00
----------------------------------------------------
        9/20/2007               510,803,423.00
----------------------------------------------------
        10/20/2007              499,191,490.00
----------------------------------------------------
        11/20/2007              487,297,001.00
----------------------------------------------------
        12/20/2007              475,261,379.00
----------------------------------------------------
        1/20/2008               463,253,780.00
----------------------------------------------------
        2/20/2008               451,376,288.00
----------------------------------------------------
        3/20/2008               439,701,894.00
----------------------------------------------------
        4/20/2008               428,230,916.00
----------------------------------------------------
        5/20/2008               416,902,666.00
----------------------------------------------------
        6/20/2008               405,666,898.00
----------------------------------------------------
        7/20/2008               384,276,430.00
----------------------------------------------------
        8/20/2008               373,831,919.00
----------------------------------------------------
        9/20/2008               363,360,570.00
----------------------------------------------------
        10/20/2008              352,878,018.00
----------------------------------------------------
        11/20/2008              342,397,410.00
----------------------------------------------------
        12/20/2008              331,934,252.00
----------------------------------------------------
        1/20/2009               321,505,457.00
----------------------------------------------------
        2/20/2009               311,135,185.00
----------------------------------------------------
        3/20/2009               300,841,530.00
----------------------------------------------------
        4/20/2009               290,678,479.00
----------------------------------------------------
        5/20/2009               280,699,273.00
----------------------------------------------------
        6/20/2009               270,903,660.00
----------------------------------------------------
        7/20/2009               261,291,785.00
----------------------------------------------------
        8/20/2009               251,864,498.00
----------------------------------------------------
        9/20/2009               242,574,813.00
----------------------------------------------------
        10/20/2009              233,310,566.00
----------------------------------------------------
        11/20/2009              223,939,887.00
----------------------------------------------------
        12/20/2009              214,415,254.00
----------------------------------------------------
        1/20/2010               204,745,835.00
----------------------------------------------------
        2/20/2010               195,117,892.00
----------------------------------------------------
        3/20/2010               185,717,499.00
----------------------------------------------------
        4/20/2010               176,932,210.00
----------------------------------------------------
        5/20/2010               168,781,659.00
----------------------------------------------------
        6/20/2010               161,208,531.00
----------------------------------------------------
        7/20/2010               154,174,071.00
----------------------------------------------------
        8/20/2010               147,547,127.00
----------------------------------------------------
        9/20/2010               141,243,943.00
----------------------------------------------------

        10/20/2010              135,196,942.00
----------------------------------------------------
        11/20/2010              129,399,830.00
----------------------------------------------------
        12/20/2010              123,841,815.00
----------------------------------------------------
        1/20/2011               118,512,628.00
----------------------------------------------------
        2/20/2011               113,404,570.00
----------------------------------------------------
        3/20/2011               108,505,235.00
----------------------------------------------------
        4/20/2011               75,911,269.00
----------------------------------------------------
        5/20/2011               72,966,407.00
----------------------------------------------------
        6/20/2011               70,135,377.00
----------------------------------------------------
        7/20/2011               67,413,804.00
----------------------------------------------------
        8/20/2011               64,797,480.00
----------------------------------------------------
        9/20/2011               62,282,112.00
----------------------------------------------------
        10/20/2011              59,857,552.00
----------------------------------------------------
        11/20/2011              57,510,972.00
----------------------------------------------------
        12/20/2011              55,235,067.00
----------------------------------------------------
        1/20/2012               53,036,773.00
----------------------------------------------------
        2/20/2012               50,929,432.00
----------------------------------------------------
        3/20/2012               48,909,597.00
----------------------------------------------------


Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444).

Yours sincerely,

Bank of America, N.A.




By:      /s/ Mary Beth Knight
        ---------------------
         Name:  Mary Beth Knight
         Title: Asst. Vice President


Confirmed as of the date above:

Wells Fargo Bank, N.A., solely as Supplemental Interest Trust Trustee on behalf of Banc of America Funding 2007-C Supplemental Interest Trust




By:      /s/ Raymond Delli Colli
        -------------------------
         Name:  Raymond Delli Colli
         Title  Vice President

Our Reference No:          2638738
Internal Tracking No:      2638738